                                                                 EXHIBIT 4.1

       [Number                       [Shares
         AC-1]                     **______**]

                                                   [See Reverse for
                                                 Certain Restrictions]

FirstStar Bank of Minnesota, N.A.
---------------------------------
Authorized Signatory


                 Incorporated under the laws of the State of Nevada

                            HARVEYS CASINO RESORTS

                       _________ Shares $.01 Par Value
                             Class __ Common Stock

THIS IS TO CERTIFY THAT ______________________ IS THE OWNER OF
**__________________________________________**

           Fully Paid and Non-Assessable Shares of Class __ Common Stock of
                             HARVEYS CASINO RESORTS

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED February 2, 1999
                                     [Seal]


      [Signature]                                          [Signature]
    -------------------                                  -----------------
    Assistant Secretary                                     President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM   --as tenants in common   UNIF GIFT MIN ACT     Custodian
                                                       -----         ----------
   TEN ENT   --as tenants by the entireties           (Cust)         (Minor)
                                                   under Uniform Gifts to Minors
   JT TEN    --as joint tenants with right of      Act
               survivorship and not as tenants        -------------------------
               in common                                     (State)
               Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED    HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   --
[PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE]

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    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
               POSTAL ZIP CODE OF ASSIGNEE)

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SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT                              ATTORNEY TO TRANSFER THE
SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
--------------------------
IN PRESENCE OF

---------------------------------               -------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF (A "TRANSFER") EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF FEBRUARY 2, 1999. ANY TRANSFEREE OF THESE SECURITIES TAKES SUBJECT TO THE TERMS OF SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR STATE SECURITIES LAWS, AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY, UPON REQUEST, REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
(1) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THE OWNERSHIP AND TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE TERMS AND CONDITIONS OF A CERTAIN TRANSFER RESTRICTION AGREEMENT DATED FEBRUARY 1, 1998. THE CORPORATION WILL FURNISH A COPY OF SUCH TRANSFER RESTRICTION AGREEMENT WITHOUT CHARGE TO ANY STOCKHOLDER ON REQUEST.

Stockholders may obtain a copy of a statement setting forth in full or summarizing the voting powers, designations, preferences, limitations, restrictions and relative rights of the various classes of stock or series thereof of the company at its office located at: Highway 50, P.O. Box 128, Stateline, Nevada 89449.